EXHIBIT 10.5

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                            EXERCISABLE ON OR BEFORE
                    5:00 P.M., NEW YORK TIME, March __, 2009

No. MCF-1                                                        [   ] Warrants

                                 MEDIABAY, INC.

                                     WARRANT

      This warrant certificate (the "Warrant Certificate") certifies that Merriman Curhan Ford & Co. or registered assigns, is the registered holder of warrants to purchase, at any time following Stockholder Approval, as such term is defined in that certain Securities Purchase Agreement dated the date hereof by and among the Company (as defined below) and each of the investors signatory thereto, and prior to 5:00 P.M. New York City time on March 21, 2009 (the "Expiration Date"), up to [ ] fully-paid and non-assessable shares, subject to adjustment in accordance with Article 7 hereof (the "Warrant Shares"), of the Common Shares, no par value (the "Common Shares"), of MediaBay, Inc., a Florida corporation (the "Company"), subject to the terms and conditions set forth herein. The warrants represented by this Warrant Certificate and any warrants resulting from a transfer or subdivision of the warrants represented by this Warrant Certificate shall sometimes hereinafter be referred to, individually, as a "Warrant" and, collectively, as the "Warrants".

      1. Exercise of Warrants. Each Warrant is initially exercisable to purchase one Warrant Share at an initial exercise price of $0.56 per Warrant Share, subject to adjustment as set forth in Article 7 hereof, payable in cash or by check to the order of the Company, or any combination of cash or check. Upon surrender of this Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased, at the Company's principal offices (presently located at 2 Ridgedale Avenue - Suite 300, Cedar Knolls, New Jersey 07927) the registered holder hereof (the "Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by this Warrant Certificate are exercisable at the option of the Holder, in whole or in part (but not as to fractional Common Shares). In the case of the purchase of less than all the Warrant Shares purchasable under this Warrant Certificate, the Company shall cancel this Warrant Certificate upon its surrender and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable thereunder.

      2. Cashless Exercise.

            (a) At any time until the Expiration Date, the Holder may, at its option, exchange the Warrants represented by this Warrant Certificate, in whole or in part (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with this Section 2, by surrendering this Warrant Certificate at the principal office of the Company or at the office of the transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant Certificate (a "Remainder Warrant Certificate") of like tenor evidencing the Warrants which were subject to the surrendered Warrant Certificate and not included in the Warrant Exchange, shall be issued as of the Exchange Date and delivered to the Holder within three (3) business days following the Exchange Date. In connection with any Warrant Exchange, the Holder's Warrant Certificate shall represent the right to subscribe for and acquire (I) the number of Warrant Shares (rounded to the next highest integer) equal to (A) the number of Warrant Shares specified by the Holder in its Notice of Exchange (the "Total Warrant Share Number") less (B) the number of Warrant Shares equal to the quotient obtained by dividing (i) the product of the Total Warrant Share Number and the existing Exercise Price per Warrant Share by (ii) the current Market Price (as hereinafter defined) of a Common Share, and (II) a Remainder Warrant Certificate, if applicable.

            (b) When used in this Section 2, the following terms shall have the following meanings:

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange is closed or on which commercial banks located in New York City are required or authorized by law to close.

                  "Closing Bid Price" shall mean, for the Common Shares as of any date, the closing bid price on such date for the Common Shares on the Principal Market as reported by Bloomberg Financial Markets ("Bloomberg"), or if the Principal Market begins to operate on an extended hours basis, and does not designate the closing bid price, then the last bid price at 4:00 p.m. (eastern time), as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of the Common Shares in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price for such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for the Common Shares on such date on any of the foregoing bases, then the Company shall submit such calculation to an independent investment banking firm of national reputation reasonably acceptable to Holder, and shall cause such investment banking firm to perform such determination and notify the Company and Holder of the results of determination no later than two (2) Business Days from the time such calculation was submitted to it by the Company. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

                  "Market Price" means, as of a particular date, the lesser of
(i) the average of each daily VWAP for the ten (10) consecutive Trading Days occurring immediately prior to (but not including) such date, and (ii) the Closing Bid Price on the Trading Day immediately preceding such date.

                  "Principal Market" means the principal exchange or market on which the Common Shares is listed or traded.

                  "Trading Day" means any day on which the Common Shares is purchased and sold on the Principal Market.

                  "VWAP" on a Trading Day means the volume weighted average price of the Common Shares for such Trading Day on the Principal Market as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Investors and reasonably satisfactory to the Company. If the VWAP cannot be calculated for the Common Shares on such Trading Day on any of the foregoing bases, then the Company shall submit such calculation to an independent investment banking firm of national reputation reasonably acceptable to the Holder, and shall cause such investment banking firm to perform such determination and notify the Company and the Holder of the results of determination no later than two (2) Business Days from the time such calculation was submitted to it by the Company. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

      3. Issuance of Certificates. Upon the exercise of the Warrants, certificates for the Warrant Shares purchased pursuant to such exercise shall be issued forthwith (and in any event within five (5) business days thereafter) without charge to the Holder, including, without limitation, any tax which may be payable in respect of such issuance, and such certificates shall (subject to the provisions of Article 4 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      The Warrant Certificates and, upon exercise of the Warrants, the certificates representing the Warrant Shares shall be executed on behalf of the Company by the manual or facsimile signature of those officers required to sign such certificates under applicable law.

      The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Warrant Shares shall bear a legend substantially similar to the following:

      "The securities represented by this certificate and/or the securities issuable upon exercise thereof have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act,
      (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or
      (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available."

      4. Restriction on Transfer of Warrants. The Holder of this Warrant Certificate, by its acceptance, covenants and agrees that the Warrants and the Warrant Shares issuable upon exercise of the Warrants are being acquired as an investment and not with a view to the distribution thereof.

      5. Registration Rights. The Holder shall be entitled to all of the rights and subject to all of the obligations set forth in the Registration Rights Agreement between the Holder and the Company, dated as of the date hereof.

      6. Price.

            6.1 Initial and Adjusted Exercise Price. The initial exercise price of each Warrant shall be $0.56 per Warrant Share. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of
Article 7 hereof.

            6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

      7. Adjustments of Exercise Price and Number of Warrant Shares.

            7.1 Dividends and Distributions. In case the Company shall at any time after the date hereof pay a dividend in Common Shares or make a distribution in Common Shares, then upon such dividend or distribution, the Exercise Price in effect immediately prior to such dividend or distribution shall be reduced to a price determined by dividing an amount equal to the total number of Common Shares outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend or distribution, by the total number of Common Shares outstanding immediately after such issuance or sale. For purposes of any computation to be made in accordance with the provisions of this Section 7.1, the Common Shares issuable by way of dividend or distribution shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for determination of stockholders entitled to receive such dividend or distribution.

            7.2 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding Common Shares, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

            7.3 Adjustment in Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the next highest full Common Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

            7.4 Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding Common Shares (other than a change in nominal value to no nominal value, or from no nominal value to nominal value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Shares, except a change as a result of a subdivision or combination of such shares or a change in nominal value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the Warrant Shares issuable upon exercise of the Warrants immediately prior to any such events at a price equal to the product of (i) the number of Warrant Shares issuable upon exercise of the Warrants and (ii) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants.

            7.5 Determination of Outstanding Shares. The number of Common Shares at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of outstanding options, rights and warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

      8. Exchange and Replacement of Warrant Certificates. This Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

      Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

      9. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Common Shares and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Common Shares.

      10. Reservation of Shares. The Company covenants and agrees that it will at all times reserve and keep available out of its authorized share capital, solely for the purpose of issuance upon the exercise of the Warrants, such number of Common Shares as shall be equal to the number of Warrant Shares issuable upon the exercise of the Warrants, for issuance upon such exercise, and that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder.

      11. Investment Intent.

            (a) The Holder represents, by accepting the Warrants represented by this Warrant Certificate, that Holder understands that the Warrants represented by this Warrant Certificate and any securities obtainable upon exercise of the Warrants represented by this Warrant Certificate have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws. In the absence of an effective registration of such securities or an exemption therefrom, any Warrant Certificates for such securities shall bear the legend set forth on the first page hereof. The Holder understands that Holder must bear the economic risk of the investment in the Warrants represented by this Warrant Certificate and any securities obtainable upon exercise of the Warrants represented by this Warrant Certificate for an indefinite period of time, as the Warrants represented by this Warrant Certificate and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless as exemption from such registration is available.

            (b) The Holder, by acceptance of the Warrants represented by this Warrant Certificate, represents to the Company that Holder is acquiring the Warrants and will acquire any securities obtainable upon exercise of the Warrants represented by this Warrant Certificate for Holder's own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the "Act"). The Holder agrees that the Warrants represented by this Warrant Certificate and any such securities will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Act and any applicable state securities laws or (ii) such sale or transfer is made pursuant to one or more exemptions from the Act.

            (c) Holder is an "accredited investor" as that term is defined in Rule 501(a) promulgated under the Act.

      12. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when personally delivered, delivered by courier or sent by registered or certified mail (return receipt requested, postage prepaid), facsimile transmission or overnight courier:

            (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the Warrant register of the Company; or

            (b) If to the Company, to the address set forth in Article 1 of this Agreement or to such other address as the Company may designate by notice to the Holders.

      13. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

      14. Governing Law

            14.1 Choice of Law. This Warrant Certificate shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the substantive laws of the State of New York, without giving effect to the choice of laws rules thereof, except to the extent that the provisions hereof relate to matter governed by the Florida Business Corporation Act, such provisions shall be governed thereby.

            14.2 Jurisdiction and Service of Process. The Company and the Holder each (a) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant Certificate shall be instituted exclusively in the New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York, (b) waives any objection which the Company or such Holder may have now or hereafter based upon forum non conveniens or to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company and the Holder each further agrees (a) to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and (b) that service of process upon the Company mailed by certified mail to it at its address, or to the Holder at its address, shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding. FURTHER, BOTH THE COMPANY AND THE HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THE TERMS OF THIS WARRANT CERTIFICATE AND IN CONNECTION WITH ANY DEFENSE, COUNTERCLAIM OR CROSSCLAIM ASSERTED IN ANY SUCH ACTION.

                            -Signature Page Follows-

      IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, as of this 21st day of March 2005.


                                        MEDIABAY, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                         [FORM OF ELECTION TO PURCHASE]

      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________ Warrant Shares and herewith tenders in payment for such Warrant Shares cash or a check payable to the order of ________ in the amount of $_________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ______________________, whose address is __________________________________________________________________________, and
that such certificate be delivered to __________________, whose address is
____________

      The undersigned represents, by accepting the Warrants represented by this Warrant Certificate, that the undersigned understands that the Warrants represented by this Warrant Certificate and any securities obtainable upon exercise of the Warrants represented by this Warrant Certificate have not been registered for sale under Federal or state securities laws and are being offered and sold to the undersigned pursuant to one or more exemptions from the registration requirements of such securities laws. In the absence of an effective registration of such securities or an exemption therefrom, any Warrant Certificates for such securities shall bear the legend set forth on the first page hereof. The undersigned understands that the undersigned must bear the economic risk of the investment in the Warrants represented by this Warrant Certificate and any securities obtainable upon exercise of the Warrants represented by this Warrant Certificate for an indefinite period of time, as the Warrants represented by this Warrant Certificate and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless as exemption from such registration is available.

      The undersigned, by acceptance of the Warrants represented by this Warrant Certificate, represents to the Company that the undersigned is acquiring the Warrants and will acquire any securities obtainable upon exercise of the Warrants represented by this Warrant Certificate for the undersigned's own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the "Act"). The undersigned agrees that the Warrants represented by this Warrant Certificate and any such securities will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Act and any applicable state securities laws or (ii) such sale or transfer is made pursuant to one or more exemptions from the Act.


Dated:
                                        Signature:
                                                   -----------------------------

                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant Certificate.)


                        ---------------------------------


                        ---------------------------------
                        (Insert Social Security or Other
                          Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

             (To be executed by the registered holder if such holder
                 desires to transfer the Warrant Certificate.)

      FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:
                                        Signature:
                                                   -----------------------------

                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant Certificate.)


---------------------------------


---------------------------------
(Insert Social Security or Other
Identifying Number of Holder)